UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2017 (June 6, 2017)

KATE SPADE & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 6, 2017, Kate Spade & Company (the “Company”) held its 2017 Annual Meeting in North Bergen, New Jersey. Of the 128,604,671 shares of Common Stock outstanding and entitled to vote at the 2017 Annual Meeting as of May 1, 2017, the record date, the holders of record of 107,487,484 shares Common Stock were present, in person or by proxy, and entitled to vote at the 2017 Annual Meeting, constituting a quorum. The matters considered and voted on by the Company’s stockholders at the 2017 Annual Meeting and the vote cast for or withheld, the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(i) stockholders elected the following nominees to the Company’s Board of Directors, to serve until the 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Number of	Votes			Broker
Name	Shares Voted	For	Against	Abstain	Non-Votes
Lawrence S. Benjamin	94,350,669	93,694,688	608,128	47,853	13,136,815
Raul J. Fernandez Carsten Fischer	94,350,669 94,350,669	93,391,584 93,788,518	911,963 514,534	47,122 47,617	13,136,815 13,136,815
Kenneth B. Gilman	94,350,669	93,665,772	637,577	47,320	13,136,815
Nancy J. Karch	94,350,669	93,404,547	900,756	45,366	13,136,815
Kenneth P. Kopelman	94,350,669	93,401,841	900,582	48,246	13,136,815
Craig A. Leavitt	94,350,669	93,719,641	583,161	47,867	13,136,815
Deborah J. Lloyd	94,350,669	90,626,230	3,679,522	44,917	13,136,815
Douglas Mack	94,350,669	93,768,712	534,382	47,575	13,136,815
Jan Singer	94,350,669	93,730,590	574,391	45,688	13,136,815
Doreen A. Toben	94,350,669	93,696,857	609,047	44,765	13,136,815

(ii) stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

	Votes
Number of Shares Voted	For	Against	Abstain		Broker Non-Votes
94,350,669	92,289,959	1,985,795	74,915	6	13,136,815

   (iii) stockholders approved, on an advisory basis, that future advisory votes on the compensation of the Company’s names executive offices shall be held on an annual basis:

Number of Shares Voted	1 year	2 years	3 years	Abstain	Broker Non-Votes
94,350,669	81,736,330	76,617	12,135,241	402,481	13,136,815

(iv) stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year:

	Votes
Number of Shares Voted	For		Against	Abstain
107,487,484	105,733,915	\,	1,609,591	143,978

and (v) stockholders rejected the stockholder proposal requesting that the Company’s Board of Directors amend the proxy access provisions in the Company’s By-laws that were approved at the 2016 Annual Shareholders Meeting as described in the Proxy Statement.

	Votes
Number of Shares Voted	For	Against	Abstain	Broker Non-Votes
94,350,669	19,386,373	74,656,602	307,694	13,136,815

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATE SPADE & COMPANY

Date: June 9, 2017	By:	/s/ Timothy Michno
	Name:	Timothy Michno
	Title:	Senior Vice President – General Counsel and Secretary